MLIG Variable Insurance Trust

Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Roszel/PIMCO Small Cap Value Portfolio
Roszel/JP Morgan Small Cap Growth Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio

Annual Report
December 31, 2002

Dear Shareholder:

The MLIG Variable Insurance Trust commenced operations on July 1, 2002, and this is our first report to shareholders. It would have been hard, even with hindsight, to have identified a more difficult investment environment than that which the Portfolios experienced in the immediate wake of our start-up. 2002 marks the third consecutive year in which the U.S. equity market, and most equity markets world-wide, suffered losses.

Over its six months of activity, the Trust faced a decline in the S&P 500 of 10.3%. The third quarter of 2002, which was the Portfolios' first quarter of operation, was particularly problematic, evidenced by the 17.3% decline in the S&P 500 Index. The fourth quarter finally saw a reversal of the sharp downward trend, and the S&P 500 advanced 8.4%. The experience of the past six months for U.S. stocks was paralleled in non-U.S. markets, with the MSCI EAFE Index dropping 14.5% over that period. Fixed income markets have been the sole bright spot, with short-term fixed income investments returning 0.9% (3-Month U.S. Treasury Bills) and the broader bond market moving ahead 6.5% (Merrill Lynch Domestic Master Bond Index).

The Portfolios of the MLIG Variable Investment Trust are subadvised by a number of investment managers. The investment results for the individual Portfolios, while driven by the broad market trends discussed above, are also the result of each subadvisor's specific investment mandate, style and philosophy. On the following pages you will find the results of each Portfolio's investment activities and a letter from each Portfolio's subadvisor discussing those results and the influences shaping them. Financial Statements for each Portfolio are also included in this report.

We aim to give shareholders access to a broad array of high-quality investment options. We appreciate your confidence in us and will continue to work toward that goal.

Roszel Advisors, LLC	MLIG Variable Insurance Trust
John R. Manetta President and Chief Investment Officer	Michael P. Cogswell President

TABLE OF CONTENTS

Portfolio Managers' Commentary, Performance Information and Schedule of Investments:
Roszel/Lord Abbett Mid Cap Value Portfolio	3
Roszel/Seligman Mid Cap Growth Portfolio	9
Roszel/PIMCO Small Cap Value Portfolio	16
Roszel/JP Morgan Small Cap Growth Portfolio	23
Roszel/Lord Abbett Bond Debenture Portfolio	30
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to Financial Statements	46
Independent Auditors' Report	51
Trust Management	52
Federal Tax Information	57

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
December 31, 2002—Annual Report

Market Review

During first quarter of 2002, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. The second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. First quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

Real gross domestic product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. This slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending, and a widening foreign trade deficit. The economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported.

The fourth quarter began with low expectations as a result of the downward economic revisions experienced during an extremely negative third quarter. But, as the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy. This influx of encouraging trends sparked the equity markets, as major indices finally experienced sustained gains.

In contrast, the business sector of the economy appeared to be overly cautious during the fourth quarter and business sentiment lagged consumer resolve. Concerns existed that corporate earnings will not improve as rapidly as anticipated, as economic growth would continue at a slower-than-expected pace. In addition, high oil prices and the threat of international conflict weighed on investor confidence and economic recovery.

Portfolio Review

Adding value to the Portfolio was stock selection in the healthcare sector. Medical device maker, Boston Scientific Corporation, continued to build on strong returns based on testing and positive developments surrounding a new drug-coated stent product. Also, Mylan Labs, a generic drug manufacturer earning's were helped by increasing demand for less expensive alternatives to branded pharmaceuticals.

Stock selection in the struggling utilities sector detracted from Portfolio performance on a relative and absolute basis. Returns were generally negative for holdings in both the Portfolio and the index for the time period. A weak market for wholesale electricity has hurt the sector as a whole, including performance of Teco Energy, Inc. Strong stock selection in the financial services sector however, contributed to relative performance. Specifically, SAFECO Corp., a holding company involved in insurance and asset management, and a top Portfolio holding, posted strong returns for the time period.

Holdings in the consumer discretionary sector hurt the Portfolio's performance. While consumer spending has remained strong for much of the economic downturn, supporting the economy from a deeper recession, growing concerns over the viability of continued spending has hurt the Portfolio's consumer discretionary positions. Positions in Tommy Hilfiger Corporation and Foot Locker, Inc., have been hurt by a weak holiday season, and worries of a further slowdown in the clothing and apparel business.

Outlook

Our investment philosophy remains focused on bottom-up stock selection in attractively valued stocks that have defined catalysts that we believe can enhance earnings. Though widespread negativity remains, we continue to believe the roots of a recovery are in place and expect the economy to recover in the next twelve to twenty-four months. This pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Lord Abbett Mid Cap Value Portfolio	(9.60)%
S&P 500 Index**/***	(10.30)%
Russell Midcap Value Index***	(12.17)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Halliburton Co.	2.9%
Hubbell, Inc. (Class B)	2.8
Pactiv Corp.	2.6
PartnerRe, Ltd.	2.6
Genuine Parts Co.	2.6
SAFECO Corp.	2.5
Snap-On, Inc.	2.5
XL Capital, Ltd. (Class A)	2.5
EOG Resources, Inc.	2.4
Georgia-Pacific Corp.	2.4
Total	25.8%

Top Ten Industries*	Percentage of Net Assets
Insurance	11.1%
Health Care Equipment & Services	8.7
Chemicals	8.6
Household Durables	5.9
Electric Utilities	5.7
Containers & Packaging	4.9
Oil & Gas Exploration & Production	4.5
Trading Companies & Distributors	3.7
Paper & Forest Products	3.7
Specialty Stores	3.6
Total	60.4%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Lord Abbett Mid Cap Value Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—97.9%
Auto Components—1.7%
Dana Corp.	155,100	$1,823,976

Casinos & Gaming—1.5%
Park Place Entertainment Corp. (a)	188,100	1,580,040

Chemicals—8.6%
Crompton Corp.	213,900	1,272,705
Eastman Chemical Co.	59,000	2,169,430
IMC Global, Inc.	212,200	2,264,174
Potash Corp. of Saskatchewan, Inc.	35,600	2,263,804
Solutia, Inc.	320,700	1,164,141
		9,134,254

Containers & Packaging—4.9%
Ball Corp.	48,400	2,477,596
Pactiv Corp. (a)	126,000	2,754,360
		5,231,956

Department Stores—2.0%
JC Penney Co., Inc.	93,900	2,160,639

Electric Utilities—5.7%
Ameren Corp.	54,500	2,265,565
CMS Energy Corp.	193,400	1,825,696
Northeast Utilities	127,200	1,929,624
		6,020,885

Electrical Equipment—2.8%
Hubbell, Inc. (Class B)	83,800	2,944,732

Food Products—3.4%
Archer-Daniels-Midland Co.	163,200	2,023,680
Monsanto Co.	81,400	1,566,950
		3,590,630

Food Retail—1.0%
Albertson's, Inc.	46,300	1,030,638

Gas Utilities—1.6%
Southwest Gas Corp.	73,100	1,714,195

General Merchandise Stores—2.1%
Big Lots, Inc. (a)	169,700	2,245,131

Health Care Equipment & Services—8.7%
Aetna, Inc.	24,100	990,992
Bausch & Lomb, Inc.	41,500	1,494,000

MLIG Variable Insurance Trust— Roszel/Lord Abbett Mid Cap Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Health Care Equipment & Services—(continued)
Boston Scientific Corp. (a)	41,600	$1,768,832
Caremark Rx, Inc. (a)	149,700	2,432,625
Health Net, Inc. (a)	95,600	2,523,840
		9,210,289

Household Durables—5.9%
Leggett & Platt, Inc.	73,600	1,651,584
Newell Rubbermaid, Inc.	61,900	1,877,427
Snap-On, Inc.	95,500	2,684,505
		6,213,516

Insurance—11.1%
Everest Re Group, Ltd.	41,200	2,278,360
PartnerRe, Ltd.	53,100	2,751,642
SAFECO Corp.	77,700	2,693,859
St. Paul Cos., Inc.	22,900	779,745
Transatlantic Holdings	8,400	560,280
XL Capital, Ltd. (Class A)	34,100	2,634,225
		11,698,111

Machinery—3.6%
CNH Global NV	328,600	1,248,680
Cummins, Inc.	22,500	632,925
Timken Co.	100,200	1,913,820
		3,795,425

Oil & Gas Drilling—2.2%
Pride International, Inc. (a)	156,700	2,334,830

Oil & Gas Equipment & Services—2.9%
Halliburton Co.	163,800	3,064,698

Oil & Gas Exploration & Production—4.5%
EOG Resources, Inc.	64,300	2,566,856
Kerr-McGee Corp.	49,400	2,188,420
		4,755,276

Paper & Forest Products—3.7%
Georgia-Pacific Corp.	156,600	2,530,656
MeadWestvaco Corp.	55,900	1,381,289
		3,911,945

Pharmaceuticals—2.2%
Mylan Laboratories, Inc.	67,500	2,355,750

Real Estate—3.3%
Healthcare Realty Trust, Inc.	65,400	1,912,950
Host Marriott Corp. (a)	179,900	1,592,115
		3,505,065

MLIG Variable Insurance Trust— Roszel/Lord Abbett Mid Cap Value Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Restaurants—2.6%
CBRL Group, Inc.	83,600	$2,518,868
Jack in the Box, Inc. (a)	14,500	250,705
		2,769,573

Specialty Stores—3.6%
Foot Locker, Inc. (a)	221,600	2,326,800
Office Depot, Inc. (a)	99,800	1,473,048
		3,799,848

Systems Software—1.6%
Sybase, Inc. (a)	121,900	1,633,460

Textiles & Apparel—3.0%
Payless Shoesource, Inc. (a)	38,000	1,955,860
Tommy Hilfiger Corp. (a)	179,500	1,247,525
		3,203,385

Trading Companies & Distributors—3.7%
Genuine Parts Co.	87,900	2,707,320
WW Grainger, Inc.	24,100	1,242,355
		3,949,675
Total Common Stocks
(Cost—$104,274,326)		103,677,922

Short-Term Securities—5.8%	Principal Amount
Repurchase Agreement (b)—5.8%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $6,097,141 (Cost—$6,096,870)	$6,096,870	6,096,870
Total Investments—103.7%
(Cost—$110,371,196)		109,774,792
Other Liabilities in Excess of Assets—(3.7)%		(3,872,656)

Net Assets—100.0%		$105,902,136

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
December 31, 2002—Annual Report

Market Review

2002 was a challenging year for equity investors as the major stock indices recorded their third consecutive annual loss, something that has not happened since the Great Depression. Some of the downward movement was driven by geopolitical uncertainty and worries about the strength of the economic recovery, but much of the volatility was caused by accounting scandals and well-publicized corporate malfeasance, undermining investor confidence. Accounting concerns at some of the nation's largest firms spurred regulators and legislators to initiate investigations and tighten corporate compliance requirements in order to reassure equity investors.

While economic reports ultimately painted a brightening picture for the US during the year, a commensurate recovery in corporate profits did not occur in 2002. Once the crisis of confidence brought on by corporate governance scandals abated, investor anxiety was fed by continued moribund corporate spending and worries over the impact of a protracted military engagement in Iraq.

We believe there are significant strengths in the US economy, including job growth in small businesses, solid personal income growth, low inventories, and increasing profit margins. And while some of the detrimental influences that afflicted the equity market will continue in 2003 (most prominently, the possibility of war in Iraq and/or terrorist actions in the US), some of the most notable undermining factors, such as corporate governance scandals, appear to be behind us.

Portfolio Review

During the period July 1, 2002 (commencement of investment operations) through December 31, 2002, the Portfolio returned –8.20% based on net asset value. This compares to the –9.60% return of the benchmark Russell Midcap Growth Index.

The greatest positive contributors to overall Portfolio return for the period under review were investments in the industrials and consumer discretionary sectors. Industrial companies are typically among the earliest beneficiaries during a recovery as manufacturing increases. We believe that as corporate spending resumes, many of these firms will see renewed earnings growth, particularly those companies that have cut costs and implemented inventory control programs over the last two years. We currently maintain a substantially overweighted position in the industrials sector relative to the benchmark. Consumer spending never weakened appreciably during the recession and, indeed, the consumer's resilience helped the economy for much of 2002. While we expect consumer spending to remain stable, we do not expect growth over existing levels and we now maintain an underweighted position in the consumer discretionary sector relative to the Russell benchmark.

Investments in the information technology sector were the greatest negative contributor to overall Portfolio return for the period under review. For much of the year, investors continued to shun technology stocks; however, spending on equipment and software reached its low early in 2002 and has been showing slow improvement since then. We believe this will accelerate in 2003, as spending on equipment in several high-tech areas is currently growing at its fastest rate in three years. Our focus in the sector has been on software and semiconductor equipment and products.

Outlook

Taking into account heightened geopolitical risk, we are optimistic that the US economy will continue to enjoy moderate expansion in 2003. The Federal Reserve Board remains dedicated to stewarding economic recovery, and we do not believe there is a significant inflationary or deflationary threat. Additionally, there is a real possibility of a fiscal stimulus in the form of a tax cut. We believe this recovery will be led by improved business spending, inventory rebuilding, and improved corporate profitability as companies benefit from cost-cutting measures implemented over the past two years.

The preceding commentary was prepared by the Portfolio's investment manager, J. & W. Seligman & Co. Incorporated. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Seligman Mid Cap Growth Portfolio	(8.20)%
S&P 500 Index**/***	(10.30)%
Russell Midcap Growth Index***	(9.60)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Georgia Gulf Corp.	3.2%
Rockwell Automation, Inc.	3.1
Diebold, Inc.	3.1
Avery Dennison Corp.	2.7
Gentex Corp.	2.6
Pactiv Corp.	2.5
Aflac, Inc.	2.5
Expeditors International of Washington, Inc.	2.3
Cintas Corp.	2.2
Danaher Corp.	2.2
Total	26.4%

Top Ten Industries*	Percentage of Net Assets
Health Care Equipment & Services	13.4%
Commercial Services & Supplies	9.5
Biotechnology	7.8
Application Software	5.9
Pharmaceuticals	5.7
Chemicals	5.2
Electronic Equipment & Instruments	5.0
Restaurants	4.1
Apparel Retail	3.5
Systems Software	3.2
Total	63.3%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Seligman Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—103.7%
Air Freight & Couriers—1.2%
CH Robinson Worldwide, Inc.	5,700	$177,840

Apparel Retail—3.5%
Chico's FAS, Inc. (a)	13,560	256,419
Coach, Inc. (a)	7,265	239,164
		495,583

Application Software—5.9%
BEA Systems, Inc. (a)	8,200	94,054
Intuit, Inc. (a)	4,395	206,213
Mercury Interactive Corp. (a)	8,400	249,060
PeopleSoft, Inc. (a)	4,500	82,350
Symantec Corp. (a)	3,100	125,581
Synopsys, Inc. (a)	1,705	78,686
		835,944

Auto Components—3.1%
Diebold, Inc.	10,550	434,871

Automobiles—1.5%
Harley-Davidson, Inc.	4,500	207,900

Beverages—1.1%
Adolph Coors Co. (Class B)	2,600	159,250

Biotechnology—7.8%
Biogen, Inc. (a)	4,700	188,282
Cephalon, Inc. (a)	4,165	202,702
Charles River Laboratories International, Inc. (a)	6,265	241,077
Idec Pharmaceuticals Corp. (a)	5,970	198,025
Medimmune, Inc. (a)	10,155	275,912
		1,105,998

Chemicals—5.2%
Ecolab, Inc.	5,705	282,398
Georgia Gulf Corp.	19,630	454,238
		736,636

Commercial Services & Supplies—9.5%
Avery Dennison Corp.	6,225	380,223
Cintas Corp.	6,680	305,610
Expeditors International of Washington, Inc.	10,160	331,724
Fiserv, Inc. (a)	6,970	236,631
Pitney Bowes, Inc.	2,800	91,448
		1,345,636

MLIG Variable Insurance Trust— Roszel/Seligman Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Computer Storage & Peripherals—1.7%
Lexmark International, Inc. (a)	2,875	$173,938
Seagate Technology (a)	6,000	64,380
		238,318

Containers & Packaging—2.5%
Pactiv Corp. (a)	16,550	361,783

Electrical Equipment—3.1%
Rockwell Automation, Inc.	21,255	440,191

Electronic Equipment & Instruments—5.0%
Gentex Corp. (a)	11,470	362,911
Intersil Corp. (Class A) (a)	10,100	140,794
Molex, Inc.	2,700	62,208
RF Micro Devices, Inc. (a)	6,000	43,980
Vishay Intertechnology, Inc. (a)	8,400	93,912
		703,805

Food Distributors—0.3%
United Natural Foods, Inc. (a)	1,600	40,560

Food Products—0.1%
Smithfield Foods, Inc. (a)	700	13,888

Health Care Equipment & Services—13.4%
Accredo Health, Inc. (a)	4,200	148,050
Biomet, Inc.	6,200	177,692
Covance, Inc. (a)	11,175	274,793
Express Scripts, Inc. (Class A) (a)	4,200	201,768
IDEXX Laboratories, Inc. (a)	4,875	160,144
Laboratory Corp. of America Holdings (a)	6,840	158,962
Millipore Corp. (a)	6,160	209,440
Pharmaceutical Product Development, Inc. (a)	7,480	218,939
Quest Diagnostics, Inc. (a)	2,850	162,165
St. Jude Medical, Inc. (a)	4,900	194,628
		1,906,581

Insurance—2.5%
Aflac, Inc.	11,765	354,362

Internet Retail—0.5%
Amazon.com, Inc. (a)	3,800	71,782

Internet Software & Services—1.0%
Yahoo!, Inc. (a)	9,000	147,150

MLIG Variable Insurance Trust— Roszel/Seligman Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
IT Consulting & Services—3.0%
ChoicePoint, Inc. (a)	7,000	$276,430
Sungard Data Systems, Inc. (a)	6,200	146,072
		422,502

Machinery—3.2%
Actuant Corp. (Class A) (a)	1,200	55,740
Danaher Corp.	4,635	304,520
Navistar International Corp. (a)	3,600	87,516
		447,776

Media—1.0%
Univision Communications, Inc. (Class A) (a)	6,000	147,000

Networking Equipment—0.4%
Juniper Networks, Inc. (a)	8,500	57,800

Oil & Gas Equipment & Services—0.6%
BJ Services Co. (a)	2,800	90,468

Pharmaceuticals—5.7%
Allergan, Inc.	2,400	138,288
Gilead Sciences, Inc. (a)	1,955	66,470
King Pharmaceuticals, Inc. (a)	12,500	214,875
NPS Pharmaceuticals, Inc. (a)	8,350	210,170
Sicor, Inc. (a)	10,905	172,844
		802,647

Restaurants—4.1%
Cheesecake Factory, Inc. (a)	5,750	207,862
PF Chang's China Bistro, Inc. (a)	7,070	256,641
Starbucks Corp. (a)	6,000	122,280
		586,783

Semiconductor Equipment—3.2%
Integrated Circuit Systems, Inc. (a)	1,400	25,550
KLA-Tencor Corp. (a)	2,955	104,518
Marvell Technology Group, Ltd. (a)	7,585	143,053
Microchip Technology, Inc.	1,920	46,944
Novellus Systems, Inc. (a)	4,680	131,415
		451,480

Semiconductors—1.9%
National Semiconductor Corp. (a)	4,100	61,541
QLogic Corp. (a)	6,340	218,793
		280,334

MLIG Variable Insurance Trust— Roszel/Seligman Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Specialty Stores—2.5%
Bed Bath & Beyond, Inc. (a)	4,120	$142,264
Williams-Sonoma, Inc. (a)	8,030	218,014
		360,278

Systems Software—3.2%
Adobe Systems, Inc.	5,480	135,909
BMC Software, Inc. (a)	12,100	207,031
Veritas Software Corp. (a)	7,200	112,464
		455,404

Telecommunications Equipment—0.8%
ADC Telecommunications, Inc. (a)	22,900	47,861
Ciena Corp. (a)	4,500	23,130
JDS Uniphase Corp. (a)	14,600	36,062
		107,053

Textiles & Apparel—1.0%
Mohawk Industries, Inc. (a)	2,590	147,501

Trading Companies & Distributors—1.2%
Fastenal Co.	4,395	164,329

Trucking—1.4%
Swift Transportation Co., Inc. (a)	9,600	192,173

Wireless Telecommunication Services—1.6%
Nextel Communications, Inc. (Class A) (a)	11,000	127,050
Sprint Corp.- PCS Group (a)	22,400	98,111
		225,161
Total Common Stocks
(Cost—$14,576,778)		14,716,767
Short-Term Securities—6.8%	Principal Amount
Repurchase Agreement (b)—6.8%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $969,750 (Cost—$969,707)	$969,707	969,707

Total Investments—110.5%
(Cost—$15,546,485)		15,686,474
Other Liabilities in Excess of Assets—(10.5)%		(1,495,356)
Net Assets—100.0%		$14,191,118

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/PIMCO Small Cap Value Portfolio
December 31, 2002—Annual Report

Market Review

Equity markets sold off further in 2002 continuing the decline that began in March of 2000. Since then approximately $7 1/2 trillion of market capitalization wealth has vanished. Aggregate (consumer, corporate and government) debt / GDP reached the highest level in 50 years. Non-financial corporate debt / GDP (averaging 33% over the last 50 years), currently stands at 48%—the highest level for the period, maybe longer. Credit rating agencies should be vigilant, and have been especially after having missed some of the biggest corporate blowups in financial market history—Enron, WorldCom, Tyco, and a host of others. Historically a large yield spread exists between high grade and lower grade corporate debt.

Oil prices finished the year exceeding $30 per barrel as Venezuela's oil exports sank severely amidst political turmoil and growing likelihood of war in Iraq. Higher oil prices have hindered global economic growth.

There is also a growing expectation of rising taxes. Not on the national level where President Bush is pushing through a plan to accelerate reductions and eliminate the double taxation of dividends, but at the state level where 40 states are experiencing budget deficits (California's deficit equaling 1/3 of the budget). The 18% property tax increase in New York City is a good example. This may be the Achilles heal of the Bush economic plan.

The unwavering Presidential focus is primarily on the axis of evil (Iraq, North Korea, and Iran). Nations that sponsor terrorism are being served notice—do so at your own peril. A second terrorist attack could be a severe blow to a sluggish economy. Overall market conditions have created a crisis in confidence for investors. The dollar and asset values have declined.

Portfolio Review

Manager skill is mainly asserted in issue selection and in maintaining strategic factor exposures of lower than market and style benchmark valuations (e.g. price / earnings) and higher than market and style benchmark dividend yield. Companies eligible for purchase must have established a dividend plan. There has also been a tactical emphasis on holding companies with lower total debt / total equity levels.

Overall we believe our emphasis on dividends, low valuation, and low financial leverage in individual issue selection has contributed significantly to the total and relative returns. Other factor exposure are generally incidental and on a smaller scale. Our overweighting in energy (mainly towards producing natural gas assets) and underweighting in technology are not incidental and were a positive for the Portfolio. In addition we have tried to emphasize companies with simple, well focused, and long standing business models within the Portfolio.

The initial and subsequent timing of contributions did have some effect on overall returns. Low turnover in the Portfolio did not contribute significantly to overall return results. With any new position we try to identify a favorable valuation relative to the market, to a homogenous industry group (if possible), and from a historical individual company perspective.

Outlook

The trend toward dividend paying companies is a long term theme because the high level of corporate debt in the marketplace keeps dividends scarce. Overzealous credit rating agencies weigh in against them as do banking institutions protecting their credit lines. Dividends also look like a scarce commodity with growth rates, payouts, and the number of companies actually paying dividends at historical lows. In our opinion dividends are a measure of quality. They are more certain than earnings, compete well with short term T-bill rates, fit in well to the demographic picture of workers nearing retirement, and act as a discipline upon reckless corporate management. The passage of the White House fiscal stimulus plan would likely add to this demand.

As the year unfolds we could see the Iraqi threat behind us and the U.S. positioned closer in proximity to monitoring terrorist activities worldwide. Investors may perceive this threat as greatly diminished. Capital spending plans that have been put on hold would come down off the shelf. Oil prices could fall precipitously. Life in general and financial markets would return to a more normal climate with less uncertainty.

The preceding commentary was prepared by the Portfolio's investment manager, PIMCO Advisors Retail Holdings LLC/NFJ Investment Group L.P. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/PIMCO Small Cap Value Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/PIMCO Small Cap Value Portfolio	(6.10)%
S&P 500 Index**/***	(10.30)%
Russell 2000 Value Index***	(17.43)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/PIMCO Small Cap Value Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Goldcorp, Inc.	1.1%
Wellman, Inc.	1.1
Teekay Shipping Corp.	1.0
Harsco Corp.	1.0
Cabot Oil & Gas Corp. (Class A)	1.0
Hudson United Bancorp	1.0
Regal Beloit Corp.	1.0
York International Corp.	1.0
Lancaster Colony Corp.	1.0
Energen Corp.	1.0
Total	10.2%

Top Ten Industries*	Percentage of Net Assets
Real Estate	7.1%
Banks	6.3
Oil & Gas Exploration & Production	5.6
Gas Utilities	5.2
Textiles & Apparel	3.7
Metals & Mining	3.7
Insurance	3.4
Food Products	3.4
Machinery	2.7
Household Durables	2.7
Total	43.8%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/PIMCO Small Cap Value Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—87.9%
Aerospace & Defense—1.8%
GenCorp, Inc.	69,000	$546,480
Kaman Corp. (Class A)	49,000	539,000
		1,085,480
Airport Services—0.9%
World Fuel Services Corp.	26,000	533,000
Apparel Retail—1.7%
Burlington Coat Factory Warehouse Corp.	29,900	536,705
Claire's Stores, Inc.	24,200	534,094
		1,070,799
Application Software—0.8%
Autodesk, Inc.	35,000	500,500
Auto Components—2.6%
ArvinMeritor, Inc.	29,000	483,430
Clarcor, Inc.	17,300	558,271
McGrath Rentcorp	23,000	534,520
		1,576,221
Automobiles—0.9%
Precision Castparts Corp.	22,000	533,500
Banks—6.3%
BancorpSouth, Inc.	27,500	534,050
Commercial Federal Corp.	24,300	567,405
Hudson United Bancorp	19,000	590,900
Old National Bancorp	23,000	558,900
Seacoast Financial Services Corp.	26,000	520,286
Susquehanna Bancshares, Inc.	25,500	531,445
Washington Federal, Inc.	22,700	564,095
		3,867,081
Building Products—1.8%
Florida Rock Industries, Inc.	14,200	540,310
York International Corp.	23,000	588,110
		1,128,420
Chemicals—0.9%
Lubrizol Corp.	17,700	539,850
Commercial Services & Supplies—2.6%
Banta Corp.	17,000	531,590
Ennis Business Forms, Inc.	46,500	540,330
Wallace Computer Services, Inc.	25,400	546,354
		1,618,274
Construction & Engineering—1.3%
Butler Manufacturing Co.	8,400	162,540
Harsco Corp.	19,000	605,910
		768,450
Distributors—2.7%
Hughes Supply, Inc.	19,500	532,740
Owens & Minor, Inc.	35,000	574,700
Sturm Ruger & Co., Inc.	57,000	545,490
		1,652,930

MLIG Variable Insurance Trust— Roszel/PIMCO Small Cap Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Diversified Financials—2.5%
Provident Financial Group, Inc.	20,000	$520,600
SWS Group, Inc.	36,000	488,160
UMB Financial Corp.	14,000	535,654
		1,544,414
Electric Utilities—2.3%
Hawaiian Electronics Industries, Inc.	6,400	281,472
OGE Energy Corp.	32,000	563,200
PNM Resources, Inc.	22,700	540,714
		1,385,386
Electrical Equipment—1.8%
Acuity Brands, Inc.	41,000	555,140
Barnes Group, Inc.	26,000	529,100
		1,084,240
Electronic Equipment & Instruments—0.8%
Methode Electronics, Inc. (Class A)	46,900	514,493
Food Products—3.4%
Corn Products International, Inc.	18,000	542,340
Lance, Inc.	42,000	497,238
Sensient Technologies Corp.	22,300	501,081
Universal Corp.	14,000	517,440
		2,058,099
Food Retail—2.7%
Casey's General Stores, Inc.	46,000	561,660
Fresh Del Monte Produce	30,000	567,300
Ruddick Corp.	37,500	513,375
		1,642,335
Gas Utilities—5.2%
Atmos Energy Corp.	22,500	524,700
Northwest Natural Gas Co.	20,500	554,730
Peoples Energy Corp.	14,700	568,155
UGI Corp.	14,300	534,677
Vectron Corp.	23,600	542,800
WGL Holdings, Inc.	20,200	483,184
		3,208,246
Health Care Equipment & Services—2.6%
Arrow International, Inc.	13,100	532,777
Cooper Cos., Inc.	21,800	545,436
Invacare Corp.	16,000	532,800
		1,611,013
Household Durables—2.7%
Kimball International, Inc. (Class B)	35,000	498,750
Lancaster Colony Corp.	15,000	586,200
Libbey, Inc.	3,900	101,400
Tupperware Corp.	31,000	467,480
		1,653,830
Industrial Conglomerates—0.9%
Chemed Corp.	15,700	554,995

MLIG Variable Insurance Trust— Roszel/PIMCO Small Cap Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Insurance—3.4%
AmerUs Group Co.	19,500	$551,265
CNA Surety Corp.	22,000	172,700
Delphi Financial Group, Inc. (Class A)	13,900	527,644
Landamerica Financial Group, Inc.	14,200	503,390
Presidential Life Corp.	34,400	341,592
		2,096,591
Integrated Oil & Gas—1.8%
Cabot Oil & Gas Corp. (Class A)	24,000	594,720
National Fuel Gas Co.	25,000	518,250
		1,112,970
Leisure Products—0.9%
Arctic Cat, Inc.	34,000	544,000
Machinery—2.7%
Lincoln Electric Holdings, Inc.	23,400	541,710
Regal Beloit Corp.	28,500	589,950
Tecumseh Products Co. (Class A)	12,000	529,560
		1,661,220
Marine—1.9%
Alexander & Baldwin, Inc.	21,200	546,748
Teekay Shipping Corp.	15,700	638,990
		1,185,738
Media—0.9%
Hollinger International, Inc.	53,000	538,480
Metals & Mining— 3.7%
Commercial Metals Co.	33,000	535,920
Fording, Inc.	25,000	524,000
Goldcorp, Inc.	52,000	661,440
Massey Energy Co.	53,000	515,160
		2,236,520
Multi-Utilities—0.8%
CH Energy Group, Inc.	11,000	512,930
Oil & Gas Drilling—0.9%
Helmerich & Payne, Inc.	20,000	558,200
Oil & Gas Exploration & Production—5.6%
Berry Petroleum (Class A)	33,000	562,650
Cimarex Energy Co. (a)	3,135	56,117
Energen Corp.	20,000	582,000
Patina Oil & Gas Corp.	18,000	569,700
St. Mary Land & Exploration Co.	22,200	555,000
Vintage Petroleum, Inc.	48,500	511,675
XTO Energy, Inc.	22,800	563,160
		3,400,302
Paper & Forest Products—1.8%
Rock-Tenn Co. (Class A)	40,000	539,200
Universal Forest Products, Inc.	25,000	533,025
		1,072,225

MLIG Variable Insurance Trust— Roszel/PIMCO Small Cap Value Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Personal Products—0.9%
Russ Berrie & Co., Inc.	16,000	$540,480
Railroads—0.9%
USFreightways Corp.	18,500	531,875
Real Estate—7.1%
CBL & Associates Properties, Inc.	14,200	568,710
First Industrial Realty Trust, Inc.	19,000	532,000
Health Care Property Investors, Inc.	14,200	543,860
Healthcare Realty Trust, Inc.	19,000	555,750
New Plan Excel Realty Trust	28,000	534,520
Prentiss Properties Trust	19,000	537,320
Shurgard Storage Centers, Inc. (Class A)	17,000	532,780
United Dominion Realty Trust	33,900	554,604
		4,359,544
Restaurants—0.9%
Bob Evans Farms, Inc.	22,600	527,710
Textiles & Apparel—3.7%
Brown Shoe Co., Inc.	22,600	538,558
Kellwood Co.	20,300	527,800
Russell Corp.	32,300	540,702
Wellman, Inc.	49,000	661,010
		2,268,070
Trading Companies & Distributors—0.8%
GATX Corp.	22,000	502,040
Total Common Stocks
(Cost—$53,144,983)		53,780,451
Short-Term Securities—1.5%	Principal Amount
Repurchase Agreement (b)—1.5%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $919,924 (Cost—$919,884)	$919,884	919,884
Total Investments—89.4%
(Cost—$54,064,867)		54,700,335
Other Assets Less Liabilities—10.6%		6,493,307
Net Assets—100.0%		$61,193,642

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JP Morgan Small Cap Growth Portfolio
December 31, 2002—Annual Report

Market Review

2002 will go down as one of the most volatile years on record for U.S. equities. During this time, the S&P 500 Index, the Dow Jones Industrial Average, the NASDAQ Composite Index all declined, as did the Russell 2000 index of small cap stocks.

This marked the third straight year of declines by the S&P 500 and the DJIA, the first such string of losses in 61 years. However, it was also the fourth straight year that small caps outperformed large caps.

As for the market at large, equities were pummeled for much of the year by a flurry of negative news, including numerous accounting-related scandals, a struggling domestic economy, weak-to-no corporate profits and declining consumer confidence, to name some of the more prominent domestic developments. Internationally, growing geopolitical risk, a possible war with Iraq, nuclear brinksmanship by North Korea and threats of major terrorist attacks also drained investor confidence and undermined equities. Only a strong fourth quarter rally in the October – November period, helped along by a steep and unexpected interest rate cut by the Fed, kept this from being one of the worst individual years on record.

Portfolio Review

In a difficult year for all equity classes, the Portfolio underperformed its benchmark the S&P 600 Barra Growth Index. Some of this underperformance was due to weak stock selection in the technology and consumer discretionary sectors. Third quarter performance was hurt when a July – August rally in large cap stocks gave way to a major drop in September, before the benefits of the rally could trickle down to small cap stocks. The Portfolio outperformed the benchmark during the fourth quarter on the back of strong relative stock selection in the financial service, producer durable and utilities sectors. This outperformance, however, was not enough to overcome the Portfolio's underperformance over much of the period.

This said, we would note that some of the Portfolio's underperformance relative to its benchmark was due to our investment style, which focuses on companies that we feel have strong long-term business fundamentals that should enable them to outperform over time. In a market where investors focused nearly exclusively on short-term results, however, these higher quality stocks were punished along with those of lesser quality, and our overweight positions in them relative to the benchmark helped contribute to our overall underperformance.

Outlook

It appears increasingly likely that the U.S. economy will find its footing and begin to accelerate during 2003. It will be helped along in this regard by a near-term continuation of the Fed's low interest rate policy, and from a major fiscal stimulus proposal now before Congress.

Beyond this, we are encouraged by the efforts of most companies to cut costs, clean up their balance sheets and reduce inventories. These leaner and more competitive companies should fare well when the economy re-ignites. This is true, in particular, of small cap stocks, which tend to outperform in the early stages of an economic recovery.

Even so, we are keeping close tabs on geopolitical risk, as any of a number of potential developments in the international war on terrorism could delay a strong recovery in the U.S. and global economies.

The preceding commentary was prepared by the Portfolio's investment manager, J.P. Morgan Fleming Asset Management (USA) Inc. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/JP Morgan Small Cap Growth Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/ JP Morgan Small Cap Growth Portfolio	(15.00)%
S&P 500 Index**/***	(10.30)%
S&P 600 Barra Growth Index***	(10.27)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/JP Morgan Small Cap Growth Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Texas Regional Bancshares, Inc. (Class A)	2.3%
PF Chang's China Bistro, Inc.	1.9
Alliant Techsystems, Inc.	1.8
Heartland Express, Inc.	1.8
Odyssey HealthCare, Inc.	1.6
Gentex Corp.	1.6
Scios, Inc.	1.6
Fair, Issac & Co., Inc.	1.6
Varian Medical Systems, Inc.	1.5
Patterson Dental Co.	1.5
Total	17.2%

Top Ten Industries*	Percentage of Net Assets
Health Care Equipment & Services	16.0%
Banks	8.2
Commercial Services & Supplies	6.0
Electronic Equipment & Instruments	4.9
Apparel Retail	4.2
Restaurants	3.9
Biotechnology	3.0
Application Software	2.7
Aerospace & Defense	2.7
Machinery	2.6
Total	54.2%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/JP Morgan Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—99.1%
Aerospace & Defense—2.7%
Alliant Techsystems, Inc. (a)	13,100	$816,785
DRS Technologies, Inc. (a)	12,900	404,157
		1,220,942
Air Freight & Couriers—1.2%
CH Robinson Worldwide, Inc.	17,500	546,000
Airlines—0.7%
Atlantic Coast Airlines Holdings, Inc. (a)	25,700	309,171
Apparel Retail—4.2%
Coach, Inc. (a)	19,800	651,816
Fossil, Inc. (a)	32,600	663,084
Too, Inc. (a)	23,800	559,776
		1,874,676
Application Software—2.7%
Cerner Corp. (a)	5,900	184,434
Engineered Support Systems, Inc.	15,900	582,894
National Instruments Corp. (a)	7,500	243,675
THQ, Inc. (a)	16,500	218,625
		1,229,628
Auto Components—2.6%
Clarcor, Inc.	8,900	287,203
O'Reilly Automotive, Inc. (a)	19,200	485,568
Winnebago Industries, Inc.	10,000	392,300
		1,165,071
Banks—8.2%
Commerce Bancorp, Inc.	10,400	449,176
CVB Financial Corp.	13,688	348,086
East-West Bancorp, Inc.	18,400	663,872
Pacific Northwest Bancorp	16,900	422,500
Texas Regional Bancshares, Inc. (Class A)	28,300	1,005,810
UCBH Holdings, Inc.	8,700	369,315
Umpqua Holdings Corp.	21,200	386,900
		3,645,659
Biotechnology—3.0%
Celgene Corp. (a)	19,900	427,253
Cephalon, Inc. (a)	9,800	476,947
Enzon Pharmaceuticals, Inc. (a)	10,300	172,216
InterMune, Inc. (a)	10,200	260,202
		1,336,618
Building Products—1.0%
NVR, Inc. (a)	800	260,400
SurModics, Inc. (a)	6,500	186,420
		446,820
Casinos & Gaming—1.0%
Penn National Gaming, Inc. (a)	27,000	428,220

MLIG Variable Insurance Trust— Roszel/JP Morgan Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Catalog Retail—0.6%
J. Jill Group, Inc. (a)	19,800	$276,804
Chemicals—1.5%
Cabot Microelectronics Corp. (a)	13,700	646,640

Commercial Services & Supplies—6.0%
American States Water Co.	15,900	368,085
Career Education Corp. (a)	14,300	572,000
Coinstar, Inc. (a)	12,100	274,065
Education Management Corp. (a)	13,500	507,600
Iron Mountain, Inc. (a)	17,500	577,675
Waste Connections, Inc. (a)	9,900	382,239
		2,681,664
Diversified Financials—1.0%
FNB Corp.	16,000	440,480
Electric Utilities—1.1%
Pinnacle Systems, Inc. (a)	35,100	477,711
Electrical Equipment—1.4%
Varian Semiconductor Equipment Associates, Inc. (a)	10,500	249,491
Varian, Inc. (a)	13,000	372,970
		622,461
Electronic Equipment & Instruments—4.9%
Amphenol Corp. (Class A) (a)	5,500	209,000
Avocent Corp. (a)	21,200	471,064
Barra, Inc. (a)	5,000	151,650
Gentex Corp. (a)	22,200	702,408
Itron, Inc. (a)	25,600	490,752
Semtech Corp. (a)	13,200	144,144
		2,169,018
Food Distributors—1.0%
Performance Food Group Co. (a)	12,900	438,071
Food Products—1.0%
NBTY, Inc. (a)	26,600	467,628
Food Retail—1.2%
Panera Bread Co. (Class A) (a)	16,000	556,960
Health Care Equipment & Services—16.0%
Accredo Health, Inc. (a)	18,600	655,650
Advanced Neuromodulation Systems, Inc. (a)	14,700	515,970
Amsurg Corp. (a)	14,200	290,106
Community Health Systems, Inc. (a)	18,200	374,738
HealthTech, Inc. (a)	13,100	81,875
ICU Medical, Inc. (a)	10,100	376,730
IDEXX Laboratories, Inc. (a)	17,300	568,305
Mid Atlantic Medical Services, Inc. (a)	20,100	651,240
Molecular Devices Corp. (a)	9,100	149,877
Odyssey HealthCare, Inc. (a)	20,700	718,290
Patterson Dental Co. (a)	15,500	677,970
Pediatrix Medical Group, Inc. (a)	16,600	664,996
Techne Corp. (a)	8,900	254,255
Varian Medical Systems, Inc. (a)	13,800	684,480
VCA Antech, Inc. (a)	30,600	459,000
		7,123,482

MLIG Variable Insurance Trust— Roszel/JP Morgan Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Hotels—0.7%
Extended Stay America, Inc. (a)	21,100	$311,225
Household Durables—2.3%
Ethan Allen Interiors, Inc.	8,300	285,271
Pier 1 Imports, Inc.	27,100	513,003
Toll Brothers, Inc. (a)	10,200	206,040
		1,004,314
Insurance—1.0%
Lennox International, Inc.	33,900	425,445
Integrated Oil & Gas—2.1%
Key Energy Services, Inc. (a)	42,300	379,431
Stone Energy Corp. (a)	16,900	563,784
		943,215
Internet Retail—1.4%
Regis Corp.	23,200	602,968

Internet Software & Services—1.3%
Verisity Ltd. (a)	29,800	567,988
IT Consulting & Services—1.6%
Manhattan Associates, Inc. (a)	17,900	423,514
NDC Health Corp.	14,800	294,520
		718,034
Leisure Facilities—0.9%
Entravision Communications Corp. (Class A) (a)	42,000	419,160
Machinery—2.6%
Graco, Inc.	19,500	558,675
Lindsay Manufacturing Co.	20,500	438,700
Manitowoc Co., Inc.	6,800	173,400
		1,170,775

Media—1.1%
Radio One, Inc. (Class D) (a)	32,900	474,747
Metals & Mining—0.2%
Century Aluminum Co.	12,500	92,625
Office Electronics—1.5%
Kronos, Inc. (a)	5,600	207,144
Zebra Technologies Corp. (Class A) (a)	8,000	458,400
		665,544
Oil & Gas Drilling—1.0%
Pride International, Inc. (a)	28,900	430,610

Oil & Gas Equipment & Services—1.2%
Spinnaker Exploration Co. (a)	11,800	260,190
Varco International, Inc. (a)	15,200	264,480
		524,670
Oil & Gas Exploration & Production—2.3%
Evergreen Resources, Inc. (a)	10,900	488,865
XTO Energy, Inc.	22,500	555,750
		1,044,615
Pharmaceuticals—1.6%
Scios, Inc. (a)	21,500	700,470

MLIG Variable Insurance Trust— Roszel/JP Morgan Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Real Estate—0.5%
Pan Pacific Retail Properties, Inc.	6,600	$241,098
Restaurants—3.9%
California Pizza Kitchen, Inc. (a)	19,700	496,440
PF Chang's China Bistro, Inc. (a)	23,300	845,790
Sonic Corp. (a)	19,100	391,359
		1,733,589
Semiconductor Equipment—2.0%
Cymer, Inc. (a)	11,800	380,550
Rudolph Technologies, Inc. (a)	26,600	509,656
		890,206
Semiconductors—0.3%
Skyworks Solutions, Inc. (a)	16,000	137,920
Specialty Stores—0.4%
Racing Champions Corp. (a)	12,400	169,260
Systems Software—2.5%
Fair, Issac & Co., Inc.	16,200	691,740
Mercury Computer Systems, Inc. (a)	13,700	418,124
		1,109,864
Telecommunications Equipment—1.2%
Ansys, Inc. (a)	25,900	523,180
Trucking—2.5%
Heartland Express, Inc. (a)	35,400	811,049
Knight Transportation, Inc. (a)	13,700	287,700
		1,098,749
Total Common Stocks
(Cost—$44,848,459)		44,103,995

Short-Term Securities—9.3%	Principal Amount
Discount Note—9.3%
Student Loan Marketing Assn., 0.75% due 01/02/03 (Cost—$4,122,914)	$4,123,000	4,122,828
Total Investments—108.4%
(Cost—$48,971,373)		48,226,823
Other Liabilities in Excess of Assets—(8.4)%		(3,743,368)
Net Assets—100.0%		$44,483,455

(a)	Non-income producing security.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
December 31, 2002—Annual Report

Market Review

During first quarter of 2002, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Most of second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty as a result of softer retail and auto sales. First quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales.

Real gross domestic product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. This slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending, and a widening foreign trade deficit. The economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors.

The fourth quarter began with low expectations as a result of the downward economic revisions experienced during an extremely negative third quarter. But, as the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy.

In November, the Federal Reserve Board (the Fed) surprised the markets with a 50 basis point cut in the fed funds rate—its twelfth cut in two years. As the new year approached, investors seemed more willing to take on risk to achieve higher returns, providing a boost to the corporate bond market, particularly high yield. Corporate bond issuance also increased as companies moved quickly to meet the growing demand. In November, for the first time in nearly a year, commercial and industrial loans outstanding increased, reflecting a greater willingness by banks to lend money to corporations—a signal that the long-awaited improvement in the credit cycle may have begun.

Portfolio Review

In what was a very difficult environment for corporate bonds, the Portfolio benefited from its diversified positioning in the fixed-income markets, with gains generated in both high-yield and investment grade bonds as well as in mortgage-backed securities (MBS). The Portfolio focused on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement. Cross-over bonds—bonds of formerly investment-grade companies that are currently out of favor—contributed substantially to performance in the second half of the year as the outlook improved with more positive economic and earnings reports and as the worst of the corporate accounting scandals appeared to be over. In the high-yield sector, bonds of companies in the food, healthcare, consumer products, business services and industrial sectors all contributed to performance. Absolute yields remained low in the Treasury market, a sector we avoided for much of the year as the Fed aggressively cut short-term interest rates.

Adding to performance for the period was the Portfolio's holdings in the wireless or cellular phone business. The credit ratings of many of these companies were downgraded over the period. By year-end, however, these below investment-grade credits—particularly in the wireless phone and cable industries—were among the best-performing areas for the Portfolio as investors searched for higher yield. The Portfolio's best performers in the convertibles sector included the securities of less-than-investment grade technology and software companies.

As the year drew to a close, in a strategic move designed to capture the improving value opportunities in the equity markets, we shifted allocations towards convertible securities. All together, the equity-sensitive portion of the Portfolio—consisting of convertible and convertible preferred securities—accounted for an increased percentage of the Portfolio's assets compared to earlier in the year.

Outlook

Going forward, we expect corporate America to experience some profit improvement, although the pace of progress may be uneven. We also expect U.S. economic growth to be positive but modest with little inflationary risk throughout much of the new year, a favorable environment for high-yield bonds. Of course there are many factors that could temporarily alter the course of the markets, among them an increase in geopolitical risk. But the combination of monetary and, with the Republican-controlled Congress, additional fiscal stimulus should provide a foundation for improved performance in 2003.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Lord Abbett Bond Debenture Portfolio	5.74%
Merrill Lynch U.S. Domestic Master Bond Index**/***	6.51%
Merrill Lynch U.S. High Yield Master II Index***	3.68%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Federal Home Loan Mortgage Corp.
5.50% due 07/15/06	4.8%
Federal National Mortgage Assn.
6.00% due 09/01/32	2.9
Baxter International, Inc. 7.00%**	1.7
Biovail Corp.
7.88% due 04/01/10	1.7
Allied Waste North America
10.00% due 08/01/09	1.7
Ford Motor Credit Co.
7.25% due 10/25/11	1.7
BISYS Group, Inc.
4.00% due 03/15/06	1.6
Ivax Corp.
5.50% due 05/15/07	1.5
RF Micro Devices, Inc.
3.75% due 08/15/05	1.5
BWAY Corp.
10.00% due 10/15/10	1.5
Total	20.6%

Top Ten Industries*	Percentage of Net Assets
Media	9.0%
U.S. Government Agencies	7.7
Casinos & Gaming	6.3
Health Care Equipment & Services	5.9
Paper & Forest Products	4.7
Pharmaceuticals	4.2
Containers & Packaging	3.9
Chemicals	3.7
Commercial Services & Supplies	3.0
Food Products	2.9
Total	51.3%

S&P Ratings	Percentage of Fixed Income Investments
AAA - A	1.4%
BBB - B	83.4
Not Rated Securities	6.2
U.S. Government & Agencies Obligations	9.0
Total	100.0%

*	Excluding short-term investments and/or cash equivalents.

**	Convertible Preferred Stock.

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—85.2%
Aerospace & Defense—2.5%
EDO Corp., 5.25% due 04/15/07	NR†	NR†	$10,000	$10,275
L-3 Communications Corp., 7.63% due 06/15/12	BB–	Ba3	10,000	10,300
L-3 Communications Holdings, Inc., 4.00% due 09/15/11 (a)	BB–	Ba3	20,000	22,425
				43,000
Apparel Retail—1.5%
Levi Strauss & Co., 12.25% due 12/15/12 (c)	BB–	B3	5,000	4,900
Saks, Inc., 9.88% due 10/01/11	BB	B1	20,000	20,900
				25,800
Auto Components—2.6%
ArvinMeritor, Inc., 8.75% due 03/01/12	BBB–	Baa3	20,000	21,100
Dana Corp., 10.13% due 03/15/10	BB	Ba3	15,000	15,188
Dura Operating Corp. (Series D), 9.00% due 05/01/09	B	B2	10,000	9,100
				45,388
Automobiles—1.7%
Ford Motor Credit Co., 7.25% due 10/25/11	BBB	A3	30,000	29,150
Building Products—0.3%
American Standard, 7.63% due 02/15/10	BB+	Ba2	5,000	5,300
Casinos & Gaming—6.3%
Aztar Corp., 8.88% due 05/15/07	B+	Ba3	20,000	20,400
Boyd Gaming Corp., 8.75% due 04/15/12	B+	B1	10,000	10,400
Isle of Capri Casinos, Inc., 9.00% due 03/15/12	B	B2	10,000	10,400
Mandalay Resort Group, 9.38% due 02/15/10	BB–	Ba3	10,000	10,750
Mohegan Tribal Gaming Authority, 8.75% due 01/01/09	BB–	Ba3	20,000	21,000
Park Place Entertainment Corp., 7.50% due 09/01/09	BBB–	Ba1	10,000	10,284
Turning Stone Casino Resort Enterprise, 9.13% due 12/15/10 (c)	B+	B1	20,000	20,450
Venetian Casino Resort LLC, 11.00% due 06/15/10 (c)	B–	Caa1	5,000	5,225
				108,909
Chemicals—3.7%
Airgas, Inc., 9.13% due 10/01/11	B+	Ba2	5,000	5,400
FMC Corp., 10.25% due 11/01/09 (c)	BB+	Ba2	10,000	10,800
Huntsman International LLC, 10.13% due 07/01/09	B–	Caa1	20,000	16,600
International Flavors & Fragrances, 6.45% due 05/15/06	BBB+	A3	10,000	10,802
Lyondell Chemical Co., 9.63% due 05/01/07	BB	Ba3	15,000	14,400
Methanex Corp., 8.75% due 08/15/12	BBB–	Ba1	5,000	5,300
				63,302
Commercial Services & Supplies—3.0%
Allied Waste North America, 10.00% due 08/01/09	B+	B2	30,000	29,775
First Data Corp., 2.00% due 03/01/08 (b)	A+	A1	10,000	11,250
Iron Mountain, Inc., 8.75% due 09/30/09	B	B2	10,000	10,312
				51,337

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—(continued)
Construction & Engineering—2.1%
Beazer Homes USA, Inc., 8.38% due 04/15/12	BB	Ba2	$15,000	$15,450
Schuler Homes, Inc., 9.38% due 07/15/09	BB	Ba1	20,000	20,400
				35,850
Containers & Packaging—3.9%
BWAY Corp., 10.00% due 10/15/10 (c)	B–	B3	25,000	25,938
Owens-Brockway, 8.88% due 02/15/09	BB	B2	20,000	20,600
Smurfit-Stone Container Corp., 8.25% due 10/01/12 (c)	B	B2	20,000	20,400
				66,938
Department Stores—1.8%
Dillard's, Inc., 6.30% due 02/15/08	BB+	Ba3	15,000	13,950
JC Penney Co., Inc., 6.88% due 10/15/15	BBB–	Ba3	20,000	17,000
				30,950
Diversified Telecommunication Services—1.2%
Block Communications, Inc., 9.25% due 04/15/09	B–	B2	20,000	20,650
Food Distributors—0.9%
B&G Foods, Inc., 9.63% due 08/01/07	B–	B3	15,000	15,431
Food Products—2.9%
Corn Products International, Inc., 8.45% due 08/15/09	BBB–	Ba1	5,000	5,078
Dean Foods Co., 6.63% due 05/15/09	BB–	B1	20,000	19,725
Del Monte Corp., 8.63% due 12/15/20 (c)	B	B2	25,000	25,500
				50,303
Food Retail—1.7%
Ingles Markets, Inc., 8.88% due 12/01/11	B+	Ba3	10,000	9,250
Stater Brothers Holdings, 10.75% due 08/15/06	B–	B2	20,000	20,300
				29,550
Health Care Equipment & Services—4.2%
AdvancePCS, 8.50% due 04/01/08	BB	Ba2	10,000	10,400
Extendicare Health Services, Inc., 9.50% due 07/01/10 (c)	B–	B2	10,000	9,700
Healthsouth Corp., 10.75% due 10/01/08	B+	B2	5,000	4,225
Pacificare Health Systems, Inc., 10.75% due 06/01/09	B+	B3	10,000	10,700
Prime Medical Services, Inc., 8.75% due 04/01/08	B	B3	5,000	4,625
Rotech Healthcare, Inc., 9.50% due 04/01/12 (c)	B+	B2	10,000	10,013
Triad Hospitals, Inc. (Series B), 8.75% due 05/01/09	B–	B1	10,000	10,712
Universal Health Services, Inc., 0.43% due 06/23/20	BBB–	Baa3	20,000	12,700
				73,075
Hotels—0.3%
Hilton Hotels Corp., 8.25% due 02/15/11	BBB–	Ba1	5,000	5,230
Household Durables—1.6%
Interface, Inc., 9.50% due 11/15/05	B–	B3	20,000	18,000
Lennar Corp., 7.63% due 03/01/09	BB+	Ba1	10,000	10,300
				28,300

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—(continued)
Household Products—1.2%
JohnsonDiversey, Inc., 9.63% due 05/15/12 (c)	B	B2	$20,000	$21,050
IT Consulting & Services—1.6%
BISYS Group, Inc., 4.00% due 03/15/06	NR†	NR†	30,000	28,163
Leisure Facilities—0.8%
Six Flags, Inc., 9.50% due 02/01/09	B	B2	15,000	14,475
Machinery—2.7%
Cummins, Inc., 9.50% due 12/01/10 (c)	BB+	Ba2	10,000	10,650
Danaher Corp., 2.21% due 01/22/21 (b)(d)	A+	A2	15,000	10,069
Dresser, Inc., 9.38% due 04/15/11	B	B2	10,000	10,050
Oshkosh Truck Corp., 8.75% due 03/01/08	BB+	Ba3	15,000	15,431
				46,200
Media—7.9%
Allbritton Communication Co., 7.75% due 12/15/12 (c)	B–	B3	20,000	20,025
AOL Time Warner, 6.13% due 04/15/06	BBB+	Baa1	10,000	10,325
Clear Channel Communications, Inc., 7.65% due 09/15/10	BBB–	Baa3	5,000	5,664
CSC Holdings, Inc., 8.13% due 08/15/09	BB–	B1	20,000	19,225
Echostar DBS Corp., 9.13% due 01/15/09	B+	B1	15,000	15,787
Interpublic Group Cos., Inc., 1.87% due 06/01/06 (b)	BB+	Ba1	10,000	7,625
Liberty Media Corp., 3.25% due 03/15/31 (b)	BBB–	Baa3	20,000	18,750
Mediacom LLC, 8.50% due 04/15/08	B+	B2	25,000	22,500
RH Donnelley Finance Corp I, 8.88% due 12/15/10 (c)	B+	B1	5,000	5,350
Sinclair Broadcast Group, Inc., 8.75% due 12/15/11	B	B2	10,000	10,763
				136,014
Metals & Mining—1.2%
AK Steel Holding Corp., 7.75% due 06/15/12 (c)	BB	B1	10,000	10,075
American Standard, 8.25% due 06/01/09	BB+	Ba2	5,000	5,375
Oregon Steel Mills, Inc., 10.00% due 07/15/09 (c)	BB–	B1	5,000	5,075
				20,525
Oil & Gas Drilling—2.5%
Kerr-McGee Corp., 5.25% due 02/15/10	BBB–	Baa3	20,000	21,675
Parker Drilling Co., 10.13% due 11/15/09	B+	B1	20,000	20,600
				42,275
Oil & Gas Exploration & Production—2.8%
Anadarko Petroleum Corp., 2.86% due 03/07/20 (b)(d)	BBB+	Baa1	20,000	12,225
Chesapeake Energy Corp., 8.38% due 11/01/08	B+	B1	10,000	10,350
Magnum Hunter Resources, Inc., 9.60% due 03/15/12	B+	B2	10,000	10,625
Stone Energy Corp., 8.25% due 12/15/11	B+	B2	15,000	15,600
				48,800
Paper & Forest Products—3.9%
Abitibi-Consolidated, Inc., 8.55% due 08/01/10	BBB–	Ba1	20,000	22,197
Georgia-Pacific Corp., 9.50% due 12/01/11	BB+	Ba1	10,000	9,800
Longview Fibre Co., 10.00% due 01/15/09	B+	B2	5,000	5,250
Tembec Industries, Inc., 7.75% due 03/15/12	BB+	Ba1	20,000	19,400
Weyerhaeuser Co., 6.13% due 03/15/07	BBB	Baa2	10,000	10,706
				67,353

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—(continued)
Pharmaceuticals—4.2%
Biovail Corp., 7.88% due 04/01/10	BB–	B2	$30,000	$30,000
Ivax Corp., 5.50% due 05/15/07	NR†	NR†	30,000	26,662
Teva Pharmaceutical Finance NV, 0.38% due 11/15/22 (b)(c)	BBB–	NR†	15,000	15,769
				72,431
Real Estate—2.1%
Felcor Lodging LP, 9.50% due 09/15/08	BB–	Ba3	10,000	10,200
Host Marriott LP (Series G), 9.25% due 10/01/07	BB–	Ba3	25,000	25,250
				35,450
Semiconductors—1.5%
RF Micro Devices, Inc., 3.75% due 08/15/05 (b)	NR†	NR†	30,000	25,950
U.S. Government Agencies—7.7%
Federal Home Loan Mortgage Corp., 5.50% due 07/15/06	AAA	Aaa	75,000	82,445
Federal National Mortgage Assn., 6.00% due 09/01/32	AAA	Aaa	48,047	49,737
				132,182
Wireless Telecommunication Services—2.9%
Nextel Communications, Inc.: 9.50% due 02/01/11	B	B3	15,000	13,500
12.00% due 11/01/08	B	B3	10,000	9,850
TeleCorp PCS, Inc., 10.63% due 07/15/10	BBB	Baa2	10,000	10,750
Triton PCS, Inc., 14.52% due 05/01/08 (a)(d)	B–	B3	20,000	16,650
				50,750
Total Fixed Income Investments
(Cost—$1,444,586)				1,470,081

Convertible Preferred Stocks—10.2%			Shares
Aerospace & Defense—0.2%
Raytheon Co. 8.25%		50		2,730
Automobiles—1.2%
Ford Motor Co. Capital Trust II 6.5%		500		20,425
Banks—1.2%
Washington Mutual, Inc. 5.375%		400		20,550
Electric Utilities—1.3%
Dominion Resources, Inc. 9.5%		400		21,676
Health Care Equipment & Services—1.7%
Baxter International, Inc. 7%		600		30,060
Insurance—1.8%
Anthem, Inc. 6%		200		15,536
Metlife Capital Trust I 8%		200		16,446
				31,982
Media—1.1%
Sinclair Broadcast Group, Inc. 6% (Series D)		500		19,444
Paper & Forest Products—0.8%
Temple-Inland, Inc. 7.5%		300		13,617
Railroads—0.9%
Union Pacific Capital Trust 6.25%		300		15,375

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

Value
Total Convertible Preferred Stocks
(Cost—$175,659)	$175,859
Total Investments—95.4%
(Cost—$1,620,245)	1,645,940
Other Assets Less Liabilities—4.6%	80,100
Net Assets—100.0%	$1,726,040

*	Unaudited.

†	Not rated.

(a)	Step coupon security — rate disclosed is as of December 31, 2002.

(b)	Convertible bond.

(c)	Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(d)	Zero coupon security—rate disclosed is yield as of December 31, 2002.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2002

	Roszel/Lord Abbett Mid Cap Value Portfolio	Roszel/Seligman Mid Cap Growth Portfolio	Roszel/PIMCO Small Cap Value Portfolio

Assets:
Investments, at cost	$110,371,196	$15,546,485	$54,064,867
Investments, at value	109,774,792	15,686,474	54,700,335
Cash	1,306	—	—
Receivables:
Capital shares sold	48,233	1,057	6,842,291
Dividends and interest	135,209	4,148	136,989
Investments sold	3,196,887	34,667	47,843
Prepaid expenses and other assets	1,664	1,664	16,648
Total assets	113,158,091	15,728,010	61,744,106

Liabilities:
Payables:
Administrative fees	23,533	5,486	12,639
Capital shares redeemed	6,613,695	1,445,558	—
Investment advisor	79,305	6,216	41,239
Investments purchased	465,714	51,741	451,080
Accrued expenses and other liabilities	73,708	27,891	45,506
Total liabilities	7,255,955	1,536,892	550,464

Net Assets	$105,902,136	$14,191,118	$61,193,642

Net Assets Consist of:
Paid-in capital	$106,528,829	$14,951,292	$60,566,434
Undistributed investment income (loss)—net	403,820	(2,846)	(24,166)
Accumulated realized capital gain (loss) on investments—net	(434,109)	(897,317)	15,906
Unrealized appreciation (depreciation) on investments—net	(596,404)	139,989	635,468
Net Assets	$105,902,136	$14,191,118	$61,193,642

Shares Outstanding	11,720,843	1,545,578	6,556,487

Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$9.04	$9.18	$9.33

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2002 (concluded)

	Roszel/JP Morgan Small Cap Growth Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Assets:
Investments, at cost	$48,971,373	$1,620,245
Investments, at value	48,226,823	1,645,940
Cash	214	111,993
Receivables:
Capital shares sold	52,572	—
Investment advisor	—	6,454
Dividends and interest	13,682	28,468
Investments sold	1,686,260	—
Prepaid expenses and other assets	16,648	1,667
Total assets	49,996,199	1,794,522

Liabilities:
Payables:
Administrative fees	11,913	2,838
Capital shares redeemed	5,232,739	45,700
Investment advisor	37,343	—
Investments purchased	185,565	—
Accrued expenses and other liabilities	45,184	19,944
Total liabilities	5,512,744	68,482

Net Assets	$44,483,455	$1,726,040

Net Assets Consist of:
Paid-in capital	$47,726,916	$1,691,425
Undistributed investment income (loss)—net	(28,462)	1,980
Accumulated realized capital gain (loss) on investments—net	(2,470,449)	6,940
Unrealized appreciation (depreciation) on investments—net	(744,550)	25,695
Net Assets	$44,483,455	$1,726,040

Shares Outstanding	5,234,792	166,330

Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$8.50	$10.38

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Period July 1, 2002* to December 31, 2002

	Roszel/Lord Abbett Mid Cap Value Portfolio	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ PIMCO Small Cap Value Portfolio
Investment Income:
Dividends	$707,111	$21,702	$474,349
Interest	42,746	7,709	19,235
Less: Foreign taxes withheld	(1,380)	—	(657)
Total income	748,477	29,411	492,927
Expenses:
Investment advisory fees	297,209	46,021	134,436
Administrative services	117,067	31,667	61,591
Professional fees	33,207	21,906	29,264
Custodian fees	11,251	5,990	6,218
Transfer agent fees	17,872	5,000	8,801
Printing and shareholder reports	30,186	4,212	14,487
Organizational/offering expenses	4,387	4,387	43,867
Filing and registration fees	10,323	1,494	4,775
Trustees' fees and expenses	13,603	2,700	4,250
Other	702	702	6,882
Total expenses	535,807	124,079	314,571
Less: Advisory fee waivers and reimbursements, if any	(133,738)	(61,840)	(132,673)
Less: Reductions from directed brokerage agreements	(56,188)	(11,820)	(1,345)
Net expenses	345,881	50,419	180,553
Net investment income (loss)	402,596	(21,008)	312,374
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	(434,109)	(897,317)	15,906
Change in unrealized appreciation (depreciation) on investments—net	(596,404)	139,989	635,468
Total realized and unrealized gain (loss) on investments—net	(1,030,513)	(757,328)	651,374
Net Increase (Decrease) in Net Assets Resulting from Operations	$(627,917)	$(778,336)	$963,748

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Period July 1, 2002* to December 31, 2002 (concluded)

	Roszel/ JP Morgan Small Cap Growth Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Investment Income:
Dividends	$56,484	$2,093
Interest	29,468	22,535
Total income	85,952	24,628
Expenses:
Investment advisory fees	172,301	3,095
Administrative services	70,500	16,978
Professional fees	28,299	20,385
Custodian fees	8,338	1,987
Transfer agent fees	9,791	5,000
Printing and shareholder reports	13,420	431
Organizational/offering expenses	43,867	4,387
Filing and registration fees	4,780	110
Trustees' fees and expenses	8,882	189
Other	6,881	702
Total expenses	367,059	53,264
Less: Advisory fee waivers and reimbursements, if any	(140,466)	(49,008)
Net expenses	226,593	4,256
Net investment income (loss)	(140,641)	20,372
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	(2,470,449)	6,998
Change in unrealized appreciation (depreciation) on investments—net	(744,550)	25,695
Total realized and unrealized gain (loss) on investments—net	(3,214,999)	32,693
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,355,640)	$53,065

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	For the Period July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:	Roszel/Lord Abbett Mid Cap Value Portfolio	Roszel/Seligman Mid Cap Growth Portfolio	Roszel/PIMCO Small Cap Value Portfolio
Operations:
Investment income (loss)—net	$402,596	$(21,008)	$312,374
Realized gain (loss) on investments—net	(434,109)	(897,317)	15,906
Change in unrealized appreciation (depreciation) on investments—net	(596,404)	139,989	635,468
Net increase (decrease) in net assets resulting from operations	(627,917)	(778,336)	963,748
Dividends to Shareholders From:
Investment income—net	—	—	(348,783)
Capital Share Transactions:
Shares sold	115,595,679	16,913,411	60,583,485
Shares issued on reinvestment of distributions	—	—	348,783
Shares redeemed	(9,165,626)	(2,043,957)	(1,353,591)
Net increase (decrease) in net assets derived from capital share transactions	106,430,053	14,869,454	59,578,677
Net Assets:
Total increase (decrease) in net assets	105,802,136	14,091,118	60,193,642
Beginning of period	100,000	100,000	1,000,000
End of period	$105,902,136	$14,191,118	$61,193,642
Net Assets include undistributed investment income (loss)—net	$403,820	$(2,846)	$(24,166)
Share Transactions:
Shares sold	12,733,503	1,757,806	6,567,432
Shares issued on reinvestment of distributions	—	—	37,463
Shares redeemed	(1,022,660)	(222,228)	(148,408)
Net increase (decrease) in shares outstanding	11,710,843	1,535,578	6,456,487

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	For the Period July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:	Roszel/JP Morgan Small Cap Growth Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Operations:
Investment income (loss)—net	$(140,641)	$20,372
Realized gain (loss) on investments—net	(2,470,449)	6,998
Change in unrealized appreciation (depreciation) on investments—net	(744,550)	25,695
Net increase (decrease) in net assets resulting from operations	(3,355,640)	53,065
Dividends to Shareholders From:
Investment income—net	—	(19,674)
Capital Share Transactions:
Shares sold	53,411,138	1,811,730
Shares issued on reinvestment of distributions	—	19,674
Shares redeemed	(6,572,043)	(238,755)
Net increase (decrease) in net assets derived from capital share transactions	46,839,095	1,592,649
Net Assets:
Total increase (decrease) in net assets	43,483,455	1,626,040
Beginning of period	1,000,000	100,000
End of period	$44,483,455	$1,726,040
Net Assets include undistributed investment income (loss)—net	$(28,462)	$1,980
Share Transactions:
Shares sold	5,905,714	177,893
Shares issued on reinvestment of distributions	—	1,914
Shares redeemed	(770,922)	(23,477)
Net increase (decrease) in shares outstanding	5,134,792	156,330

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights

	For the Period July 1, 2002* to December 31, 2002
The following per share data and ratios have been derived from information provided in the financial statements.	Roszel/Lord Abbett Mid Cap Value Portfolio	Roszel/Seligman Mid Cap Growth Portfolio	Roszel/PIMCO Small Cap Value Portfolio
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00	$10.00
Investment income (loss)—net (a)	0.05	(0.02)	0.09
Realized and unrealized gain (loss) on investments—net (a)	(1.01)	(0.80)	(0.70)
Total from investment operations	(0.96)	(0.82)	(0.61)
Less dividends and distributions:
Investment income—net	-	-	(0.06)
Net asset value, end of period	$9.04	$9.18	$9.33
Total Investment Return (b)(c):	(9.60)%	(8.20)%	(6.10)%
Ratios to Average Net Assets (d):
Expenses before expense reductions (e)	1.53%	2.29%	1.99%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	0.99%	0.93%	1.14%
Investment income (loss)—net before expense reductions (e)	0.61%	(1.75)%	1.13%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.99%	(0.61)%	1.97%
Investment income (loss)—net of all reductions (g)	1.15%	(0.39)%	1.98%
Supplemental Data:
Net assets, end of period (in thousands)	$105,902	$14,191	$61,194
Portfolio turnover rate	15%	60%	9%

*	Commencement of investment operations.

(a)	Based on average shares outstanding.

(b)	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

	For the Period July 1, 2002* to December 31, 2002
The following per share data and ratios have been derived from information provided in the financial statements.	Roszel/JP Morgan Small Cap Growth Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00
Investment income (loss)—net (a)	(0.03)	0.27
Realized and unrealized gain (loss) on investments—net (a)	(1.47)	0.30
Total from investment operations	(1.50)	0.57
Less dividends and distributions:
Investment income—net	-	(0.19)
Net asset value, end of period	$8.50	$10.38
Total Investment Return(b)(c):	(15.00)%	5.74%
Ratios to Average Net Assets(d):
Expenses before expense reductions (e)	2.02%	13.76%
Expenses net of waivers and reimbursements, if any (f)	1.25%	1.10%
Expenses net of all reductions (g)	1.25%	1.10%
Investment income (loss)—net before expense reductions (e)	(1.55)%	(7.40)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.78)%	5.26%
Investment income (loss)—net all reductions (g)	(0.78)%	5.26%
Supplemental Data:
Net assets, end of period (in thousands)	$44,483	$1,726
Portfolio turnover rate	34%	22%

*	Commencement of investment operations.

(a)	Based on average shares outstanding.

(b)	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements

1.    Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The Trust is comprised of twenty-one separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Five Portfolios are included in this annual report consisting of Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")) as funding vehicles for certain variable annuity contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of trustees of the Trust.

(b) Repurchase agreements— Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(c) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(d) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(f) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio, intends to distribute at least annually to shareholders substantially all of its net investment income.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(g) Organizational Expense—Costs incurred by the Trust in connection with its organization have been expensed in the current fiscal year and are disclosed on the Statements of Operations.

(h) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2002 as follows:

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital

Roszel/Lord Abbett Mid Cap Value Portfolio	$1,224	—	$(1,224)
Roszel/Seligman Mid Cap Growth Portfolio	18,162	—	(18,162)
Roszel/PIMCO Small Cap Value Portfolio	12,243	—	(12,243)
Roszel/JP Morgan Small Cap Growth Portfolio	112,179	—	(112,179)
Roszel/Lord Abbett Bond Debenture Portfolio	1,282	$(58)	(1,224)

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. For the period from November 1, 2002 to December 31, 2002, the following Portfolios incurred and elected to defer until January 1, 2003 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses

Roszel/Lord Abbett Mid Cap Value Portfolio	$267,913
Roszel/Seligman Mid Cap Growth Portfolio	209,387
Roszel/JP Morgan Small Cap Growth Portfolio	1,473,496

On December 31, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on December 31, 2010:

Portfolio	Capital Loss Carryforward

Roszel/Lord Abbett Mid Cap Value Portfolio	$90,131
Roszel/Seligman Mid Cap Growth Portfolio	624,661
Roszel/JP Morgan Small Cap Growth Portfolio	983,986

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

The tax character of distributions paid for the period July 1, 2002 (commencement of investment operations) to December 31, 2002, were as follows:

Portfolio	Distributions Paid from Ordinary Income

Roszel/PIMCO Small Cap Value Portfolio	$348,783
Roszel/Lord Abbett Bond Debenture Portfolio	19,674

At December 31, 2002, accumulated undistributed ordinary income on a tax basis was as followings:

Portfolio	Undistributed Ordinary Income

Roszel/Lord Abbett Mid Cap Value Portfolio	$406,666
Roszel/PIMCO Small Cap Value Portfolio	69,356
Roszel/Lord Abbett Bond Debenture Portfolio	11,766

2.    Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into a Management Agreement with the Advisor. For the period July 1, 2002 (commencement of investment operations) to December 31, 2002, investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Annual Investment Advisory Fee

Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%
Roszel/Seligman Mid Cap Growth Portfolio	0.85%
Roszel/PIMCO Small Cap Value Portfolio	0.85%
Roszel/JP Morgan Small Cap Growth Portfolio	0.95%
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%

The following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Advisor:

Portfolio	Broker	Commissions Paid

Roszel/Lord Abbett Mid Cap Value Portfolio	Merrill Lynch & Co.	$81,568
	Citation Financial Group	65,763
Roszel/Seligman Mid Cap Growth Portfolio	Merrill Lynch & Co.	1,729
	Citation Financial Group	18,030
Roszel/PIMCO Small Cap Value Portfolio	Merrill Lynch & Co.	2,502
	Citation Financial Group	29,612
Roszel/JP Morgan Small Cap Growth Portfolio	Merrill Lynch & Co.	11,402
	Broadcort Capital	708

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions

Roszel/Lord Abbett Mid Cap Value Portfolio	$56,188
Roszel/Seligman Mid Cap Growth Portfolio	11,820
Roszel/PIMCO Small Cap Value Portfolio	1,345

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually.

FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., an affiliate of the Advisor served as the Trust's distributor. Effective November 13, 2002, the Trust's distributor is Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY and Merrill Lynch Insurance Group, Inc.

3.    Investments:

Purchases and sales of investments, excluding short-term securities, of the Portfolios, for the period July 1, 2002 (commencement of investment operations) to December 31, 2002 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Mid Cap Value Portfolio	$114,410,804	$9,702,369
Roszel/Seligman Mid Cap Growth Portfolio	21,369,030	5,894,934
Roszel/PIMCO Small Cap Value Portfolio	55,537,022	2,407,945
Roszel/JP Morgan Small Cap Growth Portfolio	58,213,755	10,894,846
Roszel/Lord Abbett Bond Debenture Portfolio	1,759,774	146,575

As of December 31, 2002, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Roszel/Lord Abbett Mid Cap Value Portfolio	$110,447,261	$5,897,506	$(6,569,975)	$(672,469)
Roszel/Seligman Mid Cap Growth Portfolio	15,609,754	665,784	(589,064)	76,720
Roszel/PIMCO Small Cap Value Portfolio	54,114,021	2,620,276	(2,033,962)	586,314
Roszel/JP Morgan Small Cap Growth Portfolio	48,984,340	2,369,291	(3,126,808)	(757,517)
Roszel/Lord Abbett Bond Debenture Portfolio	1,620,245	36,049	(10,354)	25,695

4.    Expense Limitation

The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

Portfolio	Voluntary Expense Limitations

Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%
Roszel/Seligman Mid Cap Growth Portfolio	1.15%
Roszel/PIMCO Small Cap Value Portfolio	1.15%
Roszel/JP Morgan Small Cap Growth Portfolio	1.25%
Roszel/Lord Abbett Bond Debenture Portfolio	1.10%

The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period July 1, 2002 (commencement of investment operations) to December 31, 2002 advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursements
Roszel/Lord Abbett Mid Cap Value Portfolio	$126,316	$7,422
Roszel/Seligman Mid Cap Growth Portfolio	43,681	18,159
Roszel/PIMCO Small Cap Value Portfolio	116,529	16,144
Roszel/JP Morgan Small Cap Growth Portfolio	140,466	—
Roszel/Lord Abbett Bond Debenture Portfolio	3,095	45,913

Pursuant to the expense limitation agreement, the Advisor may be reimbursed the amount of advisory fee waivers or reimbursements in the future provided that such reimbursements are made within the prior three fiscal years and such Portfolio's expense ratios do not exceed the percentage limits mentioned above for the respective period. Any reimbursement will be based on the earliest fees waived or assumed by the Advisor. During the period July 1, 2002 (commencement of investment operations) to December 31, 2002, the Advisor received no reimbursement. At December 31, 2002, under the expense limitation agreement, the amount recoverable from each Portfolio through 2005 equaled the advisory fees waived plus expense reimbursements during the period July 1, 2002 (commencement of investment operations) to December 31, 2002.

See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust") comprising the Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, and the Roszel/Lord Abbett Bond Debenture Portfolio as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the period from July 1, 2002 (commencement of investment operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above of MLIG Variable Insurance Trust as of December 31, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for the period from July 1, 2002 (commencement of investment operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2003

Trust Management
Trustees and Officers  (Unaudited)

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2002.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers

Michael P. Cogswell 1300 Merrill Lynch Drive Pennington, NJ 08534 (47)	Trustee and President	Indefinite term since June 5, 2002	April 2001 - Present, Senior Vice President and Director of Product Development, Merrill Lynch Insurance Group November 1990 - April 2001, Vice President and Senior Counsel, Merrill Lynch Insurance Group	21	Merrill Lynch Life Insurance Company
Director and Senior Vice President

ML Life Insurance Company of New York
Director and Senior Vice President

Merrill Lynch
Insurance Group,
Director

Roszel Advisors,
					LLC, Manager
Matthew J. Rider 1300 Merrill Lynch Drive Pennington, NJ 08534 (39)	Trustee	Indefinite term since June 5, 2002	2000 - Present, Senior Vice President and Chief Financial Officer, Merrill Lynch Insurance Group	21	Merrill Lynch Life Insurance Company Director, Senior Vice President, Chief Financial Officer and Treasurer
			1994 - 2000, Vice President and Financial Actuary, Merrill Lynch Insurance Group		ML Life Insurance Company of New York Director, Senior Vice President, Chief Financial Officer and Treasurer Merrill Lynch Insurance Group, Director Roszel Advisors, LLC, Manager

Trust Management
Trustees and Officers (continued) (Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
J. David Meglen 1300 Merrill Lynch Drive Pennington, NJ 08534 (39)	Vice-President	Indefinite term since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC	N/A	N/A
April 2001 - April 2002, Director, Offshore Mutual Funds Marketing, Merrill Lynch Investment Managers, L.P.
January 2000 - March 2001, Director, New Business Development, Defined and Managed Funds, Merrill Lynch & Co., Inc.
October 1998 - December 1999, Director, Fund Accounting, Defined Asset Funds, Merrill Lynch & Co., Inc.
Jerome J. Davies 1300 Merrill Lynch Drive Pennington, NJ 08534 (32)	Treasurer and Chief Financial Officer	Indefinite term since November 13, 2002	May 2002 - Present, Vice President, Merrill Lynch Insurance Group and Treasurer, Roszel Advisors, LLC	N/A	N/A
July 1995 - October 2001, Vice President, Funds Management, Bear, Stearns & Co. Inc.
Edward W. Diffin, Jr. 1300 Merrill Lynch Drive Pennington, NJ 08534 (50)	Secretary	Indefinite term since June 5, 2002	January 1994 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group	N/A	N/A
April 2002 - Present, Secretary and Compliance Director, Roszel Advisors, LLC

Trust Management
Trustees and Officers (continued) (Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Debra L. Campanella 1300 Merrill Lynch Drive Pennington, NJ 08534 (32)	Assistant Secretary	Indefinite term since June 5, 2002	May 2002 - Present, Assistant Vice President and Senior Paralegal, Merrill Lynch Insurance Group	N/A	N/A
May 2001 - May 2002, Assist Vice President and Senior Paralegal, Merrill Lynch Investment Managers, L.P.

January 1997 - May 2001, Assist Vice President, Senior Paralegal, and Compliance Officer, Defined Asset Funds, Merrill Lynch & Co., Inc.
Frances C. Grabish 1300 Merrill Lynch Drive Pennington, NJ 08534 (34)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group	N/A	N/A
1996 - 1999, Manager and Attorney, Prudential Insurance Company of America

Independent Trustees

Robert M. Bordeman 1300 Merrill Lynch Drive Pennington, NJ 08534 (46)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Safeway Insurance Group, Chief Executive Officer	21	Safeway Insurance Company, Director and Chief Executive Officer
Safeway Insurance Company of Alabama, President and Director
Safeway Insurance Company of Georgia, President and Director

Trust Management
Trustees and Officers (continued) (Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
					Safeway Insurance Company of Louisiana, President and Director
					Safeway Direct Insurance Company, President and Director
					Safeway Property Insurance Company, President and Director
					Oak Brook County Mutual Insurance Company, President and Director
					National Independent Statistical Service, Director
Theodore P. Manno 1300 Merrill Lynch Drive Pennington, NJ 08534 (57)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Seton Hall University School of Law Adjunct Professor	21	None
			1996 - Present, Adjunct Lecturer, New York University, Institute of Paralegal Studies
			1990 - 2001, Savings Banks Life Insurance Fund (succeeded by SBLI USA Mutual Life Insurance Company, Inc.) Executive Vice President, General Counsel and Secretary
			1997 - 1999, Savings Banks Life Insurance Fund, Acting President and Chief Executive Officer

Trust Management
Trustees and Officers (concluded) (Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Tierney 1300 Merrill Lynch Drive Pennington, NJ 08534 (51)	Trustee	Indefinite term since June 5, 2002	1999 - Present, Kevin J. Tierney, Attorney at Law	21	None
			1991-1999, UNUM Corporation, Senior Vice President, General Counsel and Secretary

Additional information about the Trust's trustees and officers is available without charge upon request by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

See Notes to Financial Statements.

FEDERAL TAX INFORMATION (Unaudited)

For the period July 1, 2002 (commencement of investment operations) to December 31, 2002, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Portfolio	Dividends Received Deduction
Roszel/PIMCO Small Cap Value Portfolio	100.00%
Roszel/Lord Abbett Bond Debenture Portfolio	8.32

For the period July 1, 2002 (commencement of investment operations) to December 31, 2002, the percentage of income earned from direct treasury obligations are approximated as following:

Portfolio	Direct Treasury Obligations
Roszel/Lord Abbett Bond Debenture Portfolio	2.55%

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MLIG Variable Insurance Trust
Box 44222
Jacksonville, Florida 32231-4222

#101198RR-0203